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                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             UNIHOLDING CORPORATION

                                       AND

                               UNILABS HOLDINGS SA



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     AGREEMENT  made  this  day  of  August,  1996,  by and  between  UniHolding
Corporation, a Delaware corporation ("UniHolding"), with its principal place of business at 96 Spring Street, 8th Floor, New York, NY 10012 and Unilabs Holdings SA, a Panama corporation ("Holdings"), with its principal place of business located 53rd Street, Urbanizacion Obarrio Torre, Swiss Bank, 16th Floor, Panama.


                                   WITNESSETH:


     WHEREAS, Holdings owes to UniHolding an amount which as of August 31, 1995 was $2,938,439;

     WHEREAS, such amount was primarily lent to Holdings in stages for the purpose of providing interim financing;

     WHEREAS, Holdings wishes to retain its cash resources and has offered shares of UniHolding common stock in repayment of its loan;

     WHEREAS, UniHolding has agreed to such repayment in the form of UniHolding common stock;

     NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties, and upon terms and subject to the conditions hereinafter set forth, the parties do intend to be bound and hereby agree as follows:

ARTICLE 1.    TERMS OF PURCHASE

1.1 Share Purchase. Subject to the terms and conditions set forth herein, at the Closing (hereinafter defined) UniHolding, in reliance upon the representations and warranties of Holdings, will acquire from Holdings, and Holdings, will transfer, convey, and deliver to UniHolding, all of Holdings's right, title and interest in 620,000 shares of UniHolding common stock, par value $0.01 per share ("Purchase Shares") as of the Closing.

1.2 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of UniHolding, at its principal offices in New York, or at such other time and/or place as the parties may mutually agree, on the 31st day of August, 1995 (the "Closing Date").

1.3 Purchase Price. Immediately after the execution of this Agreement, Holdings shall transfer or hold on behalf of UniHolding the Purchase Shares at a price of $4.75 per share, totaling $2,945,000 in payment of the outstanding loan balance between the parties. UniHolding and Holdings acknowledge that the price of $4.75 is the current bid market price, that it has been such since August 8, 1995, and therefore it represents the best available valuation for such shares.

1.4 Instruments of Transfer. On the Closing Date, both the Holdings and the UniHolding shall deliver duly executed instruments of transfer for the Purchase Shares sufficient to vest the interests in the Purchase Shares being conveyed in accordance with the terms of this Agreement. The transfer of such shares will be made upon the request of UniHolding. Pending such request, which may be made in one or more occurences, the Purchase Shares will remain under the custody of Holdings, for the account and at the risk of UniHolding. While in the custody of Holdings, the

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Purchase  Shares  shall  remain in Holdings'  name if they are  materialized  by physical certificates, or on Holdings' account if they are held in Depository Trust Company.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF HOLDINGS. Holdings represents and warrants to the UniHolding as follows:

2.1 Corporate Organization. Holdings is a corporation duly organized, validly existing and in good standing under the laws of Panama, and has the requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

2.2 Consents. Holdings will use its best efforts, and will cooperate with UniHolding, to secure all necessary consents, approvals, authorizations, and exemptions as shall be required in order to enable Holdings to effect the transactions contemplated hereby and will otherwise use its best efforts to cause the consummation of such transaction in accordance with the terms and conditions hereof.

2.3 Compliance with Laws. To Holdings's knowledge, it is in compliance with all laws, rules, regulations and orders applicable to its business except where the failure to comply therewith does not have a material adverse effect on the business or financial condition Holdings.

2.4 Compliance with Securities Laws. To the best of Holding's knowledge, neither Holdings nor any officer, director, affiliate, or controlling person has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

2.5 Corporate Power and Authority; Effect of Agreement. The execution, delivery and performance by Holdings of this Agreement and the consummation by Holdings of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Holdings. This Agreement has been duly and validly executed and delivered by Holdings and constitutes a valid and binding obligation of Holdings, enforceable in accordance with its terms. The execution, delivery and performance by Holdings of this Agreement and the consummation by Holdings of the transactions contemplated hereby will not, with or without giving of notice or the lapse of time, or both, subject to obtaining any required consents, approvals, authorizations, exemptions or waivers, (c) violated any order, judgment or decree applicable to Holdings, or (d) conflict with, or result in a breach or default under, any term or condition of the Certificate of Incorporation or the By-laws of Holdings or any agreement or other instrument to which Holdings is a party or by which Holdings may be bound; except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

2.6 Representation and Warranties. No representation or warranty by Holdings in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omits or will omit to state any material fact necessary to make the statements contained herein not misleading. All representations and warranties made by Holdings in this Agreement and all documents provided hereunder shall be true and correct as of the Closing Date with the same force and effect as if they had been made on and as of such date.


ARTICLE 3.    REPRESENTATIONS AND WARRANTIES OF UNIHOLDING.

3.1 Corporate Organization. UniHolding is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power

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and  authority  to carry on its  business as it is now being  conducted,  and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

3.2 Corporate Power and Authority; Effect of Agreement. The execution, delivery and performance by UniHolding of this Agreement and the consummation by UniHolding of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of UniHolding. This Agreement has been duly and validly executed and delivered by UniHolding and constitutes the valid and binding obligation of UniHolding, enforceable in accordance with its terms. The execution, delivery and performance by UniHolding of this Agreement and the consummation by UniHolding of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, subject to obtaining any required consents, approvals, authorizations, exemptions or waivers, (c) violate any order, judgment or decree applicable to UniHolding or
(d) conflict with, or result in a breach or default under, any term or condition of the Certificate of Incorporation, the By-laws or other similar charter documents of UniHolding, or any agreement or other instrument to which UniHolding or any of its subsidiaries is a party or by which any of them may be bound; except, in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

3.3 Compliance with Laws. To UniHolding's knowledge, the UniHolding is in compliance with all laws, rules, regulations and orders applicable to its business except where the failure to comply therewith does not have a material adverse effect on the business or financial condition of the UniHolding.

3.4 Consents. No consent, approval or authorization of, or exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by UniHolding of this Agreement or the taking of any other action contemplated hereby, excluding, however, consents, approvals authorizations, exemptions, waivers and filing, if any, which Holdings is required to make.

3.5 Compliance with Securities Laws. To the best of UniHolding's knowledge, neither UniHolding nor any officer, director, affiliate, or controlling person has committed any violation, or been in any way in contravention, of any law, rule or regulation governing transactions in securities, in connection with the transactions herein.

3.6 Representation and Warranties. No representation or warranty by UniHolding in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omits or will omit to state any material fact necessary to make the statements contained herein not misleading. All representations and warranties made by UniHolding in this Agreement and all documents provided hereunder shall be true and correct as of the Closing Date with the same force and effect as if they had been made on and as of such date.


ARTICLE 4. MUTUAL COVENANTS OF HOLDINGS AND UNIHOLDING. Both parties hereby covenants and agrees as follows:

4.1 Cooperation. Holdings and UniHolding will use their best efforts, and will cooperate with each other, to secure all necessary consents, approvals, authorization and exemptions as shall be required in order to enable Holdings to effect the transactions contemplated hereby and will otherwise use their best efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof.

4.2 Conduct of Business. Holdings covenants with UniHolding that pending the Closing, Holdings will not sell or in any way impair the Purchase Shares.

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4.3  Additional  documents.  Holdings and UniHolding  shall,  at any one or more times after the Closing Date, upon request, execute, acknowledge, and deliver all further instruments, transfers, conveyances, doucments, and assurances that are required for the better assigning, transferring, granting, conveying, assuring, and confirming to UniHolding, or to its successors and assigns, or for aiding and assisting in collecting and reducing to possession the Purchase Shares, to UniHolding.


ARTICLE 5.    MISCELLANEOUS.

5.1 No Survival. The representations and warranties made in this Agreement or in any certificate or other document delivered pursuant hereto or in connection therewith and the covenants and agreements contained herein to be performed or complied with at or prior to the Closing shall not survive the Closing. The covenants and agreements contained herein to be performed or complied with after the Closing shall survive without limitation as to time, unless the covenant or agreement specifies a term, in which case such covenant or agreement shall survive for a period of one year following the expiration of such specified term and shall thereupon expire.

5.2 Entire Agreement. This Agreement supersedes all prior agreements and constitutes the sole understanding of the parties with respect to the subject matter hereof. Matters disclosed by Holdings or UniHolding pursuant to any paragraph of this Agreement shall be deemed to be disclosed with respect to all paragraphs of this Agreement.

5.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Agreement may not be assigned by any party without prior written consent of the other party hereto.

5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

5.5 Headings. The headings of the Articles and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

5.6 Modifications and Waivers. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

5.7 Expenses. Holdings and UniHolding shall each pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the transaction contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its own financial consultants, accountants and counsel.

5.8 Notices. Any notice, request, instruction or other document to be given hereunder by either party hereto to the other party shall be in writing and delivered personally or sent by registered or certified mail (or air mail when applicable), postage prepaid,

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              if to UniHoldings to :        UniHolding Corporation
                                            96 Spring Street, 8th Floor
                                            New York, New York 10012
                                            Attn:    Melanie Stapp

              with a copy to:               UniHolding Corporation
                                            c/o Unilabs SA
                                            12, place de Cornavin
                                            CH 1211 Geneva 1
                                            Switzerland
                                            Attn:  Bruno Adam

              if to Holdings:



              with a copy to:




or at such other address for a party as shall be specified by like notice. Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail.

5.9 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the state of Delaware. Each of the parties agrees to (i) the irrevocable designation of the Secretary of State of Delaware as its agent upon whom process against it may be served and (ii) personal jurisdiction in any, action brought in any court, Federal or State, within Delaware having subject matter jurisdiction arising under this Agreement.

5.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

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       IN WITNESS WHEREOF,  each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


                                       UNIHOLDING CORPORATION


                                       By:/s/ Edgard Zwirn
                                       Title: CEO and President

Attest:

By: /s/ Bruno Adam
Name: Bruno Adam

                                        UNILABS HOLDINGS SA, Panama


                                       By:/s/ Bruno Adam
                                       Title: Treasurer

Attest:

By:/s/ Edgard Zwirn
Name: Edgard Zwirn